SCHEDULE 14C INFORMATION
     Proxy Statement Pursuant to Section 14(c) of the Securities Act of 1934

                                 Amendment No. 3


(Mark One)
Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[X]      Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[_]      Definitive Information Statement
[_]      Definitive Additional Materials

                          ADVANCED MEDIA TRAINING, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_] Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

(a)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(b)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filings fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(d)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

(e)      Total fee paid:

         -----------------------------------------------------------------------

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Action Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid: ______________________________________
         2)       Form, Schedule or Registration Statement No.:_________________
         3)       Filing Party: ________________________________________________
         4)       Date Filed: __________________________________________________

                          ADVANCED MEDIA TRAINING, INC.

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

                              --------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                 YOU ARE NOT BEING REQUESTED TO SEND US A PROXY

                                  INTRODUCTION

         This information statement ("Information Statement") will be mailed on or about July __, 2006, to the shareholders of record as of February 26, 2006, of ADVANCED MEDIA TRAINING, INC. a Delaware corporation (the "Company" or "Registrant") in connection with action taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on February 24, 2006 ("Written Consent").

         There will not be a meeting of stockholders and none is required under the Delaware General Corporation Law because this action has been approved by written consent of the holders of a majority of the outstanding shares of our voting common stock. Under Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of corporate action without a meeting to our stockholders of record who have not consented in writing to this action. This Information Statement is intended to provide you with the required notice.

                 THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS
                   AND NO SHAREHOLDERS' MEETINGS WILL BE HELD
                     TO CONSIDER ANY MATTER DESCRIBED HEREIN

                          ADVANCED MEDIA TRAINING, INC.
                          17337 Ventura Blvd., Ste. 208
                            Encino, California 91316

             DEFINITIVE INFORMATION STATEMENT PURSUANT TO SECTION 14
       OF THE SECURITIES EXCHANGE ACT OF 1934 AND SCHEDULE 14C THEREUNDER

         To the stock holders of ADVANCED MEDIA TRAINING, INC.:

         NOTICE IS HEREBY GIVEN that the following action was taken by the Company pursuant to a Written Consent of the Majority Shareholders of ADVANCED MEDIA TRAINING, INC. The action taken consists of:

                  The amendment of the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock from 25,000,000 to 200,000,000.

         The Certificate of Amendment was filed with the Delaware Secretary of State on February 27, 2006.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock of the Company held of record by such persons and will reimburse such brokers and other custodians for out-of-pocket expenses incurred in forwarding such material. The Board of Directors has established the close of business on February 26, 2006, as the record date (the "Record Date") for the determination of stockholders entitled to notice of the action taken pursuant to the Written Consent.

         The Company is increasing its number of authorized shares of common stock so that it will have a sufficient number of shares available for issuance should the Company complete its contemplated purchase of up to all of the remaining outstanding Ninety Two percent (92%) of Dematco Limited's common stock. Should Registrant exercise it's option and purchase up to all the remaining Ninety Two percent (92%) of Dematco's issued and outstanding shares, then the shareholders of Dematco would collectively own a majority of Registrant's issued and outstanding common stock. In that event, the percentage of equity owned by Registrant's current shareholders would be substantially diluted. With such a dramatic change in the equity ownership of Registrant, the acquisition of Dematco would result in the change of control of Registrant. The major implication from such a change in control would be that Registrant's management and core business would become that of Dematco, and that the Company's current business of producing and distributing workforce training videos would be sold.


                             By Order of the Board of Directors
                             /S/  Buddy Young
                             -------------------------------------------------
                             BUDDY YOUNG, President  & Chief Executive Officer

Encino, California July __, 2006

         On Monday, March 20, 2006, the Company closed a transaction with Dematco Limited, a United Kingdom corporation ("Dematco"). The Company in a 5 for 4 stock exchange issued 6,464,000 of its common stock, for 8,080,000 shares of Dematco's equity. The 8,080,000 shares of Dematco's common stock equals eight percent (8%) of Dematco's total issued and outstanding equity. In addition, the Company received an option to purchase up to all of the remaining issued and outstanding equity of Dematco. The option is exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction. The purchase price for the remaining Ninety Two percent (92%) of Dematco's common stock will be $1.00 per share to be paid by the Company's common stock, the value of which will be set at the market price of the Company's common stock at the close on the date that the Company exercises its option. Dematco does not possess an historical cost analysis regarding the determination of a value of its technology. Consequently, the establishment of a $1.00 per share price for Dematco's common stock was not an attempt to set a value for that stock. The parties were required to set a benchmark for the exercise of the option granted to the Company. The parties negotiated at arm's length and agreed to set the price of Dematco's common stock at $1.00 per share and to set the Company's price at the market price on the date on which the Company exercises its option. Accordingly, setting the Dematco share price was not intended to reflect the current value of Dematco's dematerialization process or its business potential. Instead it provides a necessary component of the exercise of option formula. The $1.00 value for the Dematco shares to be purchased if the option is exercised, whether in whole or in part, was established as a result of an arms-length negotiation between the parties, and does not necessarily reflect the current value of Dematco's dematerialization process or its business potential.

         The Company is increasing its number of authorized shares of common stock so that it will have a additional shares available for issuance should the Company complete the contemplated acquisition of up to all the remaining Ninety Two percent (92%) of Dematco.

         We anticipate that the additional shares authorized by the action taken by the Company pursuant to the written consent of a majority of the shareholders of the Company on February 24, 2006, will be sufficient to purchase up to all the remaining outstanding shares of Dematco. However, because the Option Agreement fixes the price of Dematco's shares at $1.00, but the exercise price of the Company's shares may fluctuate according to the market, there can be no assurance that enough of the Company's shares will be available to acquire all of the remaining outstanding shares of Dematco. In that event, management will consider the advisability of whether to acquire an additional portion of the remaining shares of Dematco.

         As previously stated, the acquisition of the remaining Ninety Two percent (92%) of Dematco would result in the change of control of Registrant. The major implication from such a change in control would be that Registrant's management and core business would become that of Dematco, and that the Company's current business of producing and distributing workforce training videos would be sold. Since March 20, 2006, the date on which the Company purchased eight percent (8%) of Dematco and obtained an option to purchase the remaining ninety two percent (92%) of Dematco, the Company has been considering whether or not to exercise its option and effect a change in control of the Company. Currently, the Company's intent is to continue its review of Dematco and its business so that it may, prior to the expiration of the option, determine whether or not to exercise the option and effect a change in control in the Company.

         Should the Company issue shares of its common stock to the shareholders of Dematco Limited, the Company will rely on the issuance exemption provided by
Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Section 4(2) permits an issuer to issue stock in a private placement, provided that such shares are subject to restrictions as to transfer. The Company will comply with the issuance requirements set forth in Section 4(2) and related SEC rules and regulations.

ITEM 1 TO SCHEDULE 14C, Information Required by Schedule 14A

Item 1 to 14A, Date, Time and Place Information

         (a) The date of the consent to the action reported was February 27, 2006. The mailing address for the Company is 17337 Ventura Boulevard, Suite 208 Encino, California 91316.

         (b) This information statement ("Information Statement") will be mailed on or about July __, 2006, to the shareholders of record as of February 26, 2006, of the Company.

         (c)      N/A

Item 2 to 14A, Revocability of Proxy    N/A

Item 3 to 14A, Dissenter's Right of Appraisal

         There are no appraisal rights regarding any matter to be acted upon.

Item 4 to 14A, Persons Making Solicitation    N/A

Item 5 to 14A, Interests of Certain Persons in Matters to Be Acted Upon      N/A

Item 6 to 14A, Voting Securities and Principal Holders Thereof

As of the close of business on February 26, 2006 (the "Record Date"), the Company's authorized capitalization consisted of 25,000,000 shares of common stock, par value $.001 per share. As of the record date, there were Seventeen Million Three Hundred Ten Thousand (17,310,000) shares of common stock of the Company issued and outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of common stock entitles its holder to one vote on each matter submitted to the Shareholder. Title 8, Chapter 1, Section 213, subparagraph (b) of the General Corporation Law of the State of Delaware permits the Company's Board of Directors to adopt this record date where stockholders of record entitled to consent to corporation action in writing without a meeting. The Board set and adopted the Record Date in accordance with the statute.

         As of the Record Date, the ownership of the Company's Common Stock by certain beneficial owners and by each of the Company's directors, named executive officers, and the executive officers and directors as a group are entitled to vote Eleven Million Two Hundred Twenty Four Thousand (11,224,000) shares of the issued and outstanding common stock, or 64.84 % of the shares outstanding and entitled to vote.

         The following table sets forth information as of the Record Date, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group.

                                                     NUMBER OF        PERCENTAGE
TITLE OF CLASS    NAME AND ADDRESS                   SHARES           OWNERSHIP
--------------    -----------------------------      ----------       ----------
Common stock      Buddy Young (1)                    10,084,000           58.26%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Stephen Albright (2)                  600,000            3.47%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      David Leedy (3)                        60,000             .35%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Dennis Spiegelman (3)                  60,000             .35%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Howard Young (4)                      420,000            2.42%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

                                                     NUMBER OF        PERCENTAGE
TITLE OF CLASS    NAME AND ADDRESS                   SHARES           OWNERSHIP
--------------    -----------------------------      ----------       ----------
Common Stock      Mel Powell (5)                            -0-             -0-%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

All officers and directors
as a group (6 persons)                               11,224,000           64.84%
--------------------------

(1) All of the shares directly owned by the Young Family Trust ("Trust") and thus beneficially owned by Buddy Young and his wife, Rebecca Young, who, as co-trustees of the Trust, share voting and investment power over the shares. Buddy Young is a director, the chief executive officer and the chief financial officer of the Company.
(2)      Director, Vice President and Secretary
(3)      Director
(4)      Howard Young is a Vice President and the son of Mr. Buddy Young.
(5)      Director

         The following table sets forth information as of July 1, 2006, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 208, Encino, California 91316.

                                                     NUMBER OF        PERCENTAGE
TITLE OF CLASS    NAME AND ADDRESS                   SHARES           OWNERSHIP
--------------    -----------------------------      ----------       ----------
Common stock      Buddy Young (1)                    10,084,000           42.31%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Stephen Albright (2)                  600,000            2.52%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      David Leedy (3)                        60,000             .25%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Dennis Spiegelman (3)                  60,000             .25%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Howard Young (4)                      420,000            1.77%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common Stock      Mel Powell (5)                            -0-             -0-%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

All officers and directors
as a group (6 persons)                               11,224,000           47.09%
--------------------------

Common stock      Global Consulting &                 3,000,000           12.58%
                  Marketing Corp.
                  1847 Collier Parkway
                  Lutz, Florida 33549

Common stock      Worldwide Venture                   1,464,000            6.14%
                  Capital Corp.
                  1847 Collier Parkway
                  Lutz, Florida  33549

Common stock      Stephanie M. Hughes                 1,314,000            5.51%
                  1847 Collier Parkway
                  Lutz, Florida  33549

--------------------------
(1) All of the shares directly owned by the Young Family Trust ("Trust") and thus beneficially owned by Buddy Young and his wife, Rebecca Young, who, as co-trustees of the Trust, share voting and investment power over the shares. Buddy Young is a director, the chief executive officer and the chief financial officer of the Company.
(2)      Director, Vice President and Secretary
(3)      Director
(4)      Howard Young is a Vice President and the son of Mr. Buddy Young.
(5)      Director

         The following table sets forth information regarding beneficial ownership of the Common Stock of the Company in the event that the Company exercises its option to purchase the remaining ninety-two percent (92%) of Dematco's common stock. As of July 1, 2006, the Company had 23,833,524 shares issued and outstanding.

         Please note that the following chart is based upon the assumption that the Company's stock is selling at $1.00 per share on the date of the exercise. It also assumes that the Company exercises its option to purchase all ninety two percent (92%) of the issued and outstanding common stock of Dematco.

         In accordance with the March 20, 2006, agreement between Dematco and the Company, the purchase price for the remaining Ninety Two percent (92%) of Dematco's common stock will be $1.00 per share. (See page 4 above for explanation regarding price and valuation of Dematco common stock.)

         Thus, based upon an agreed value of $1.00 per share of Dematco's stock and assuming a value of $1.00 per share of the Company's common stock, the purchase ratio would be one (1) share of the Company's stock for one (1) share of Dematco's stock. The $1.00 per share for the Company's common stock is being used based upon the fact that the Company's common stock has been trading in the $0.85 to $0.97 range and that $1.00 per share is both reasonable and provides for a simple formula of one (1) for one (1). The Company is unable to predict the actual value of the Company's common stock on the date of exercise, assuming that the Company does exercise its option.

         Please note further that in the event the market price of the Company's common stock on the date of exercise is greater than $1.00 per share, then the Company's exercise price (i.e., the number of shares to be issued to Dematco's shareholders) would be reduced. Conversely, in the event the price of the Company's common stock on the date of exercises is less than $1.00, then the exercise price (i.e. the number of shares to be issued to Dematco's shareholders) would be increased. In either event, Dematco's shareholders would deliver 92,929,000 shares of Dematco stock to the Company.

         Based upon a one (1) for one (1) purchase price, the Company would issue 92,920,000 shares of its common stock to Dematco's shareholders in exchange for their 92,920,000 shares of Dematco. In such an event, the Company would have 106,753,524 shares of its common stock issued and outstanding.

         The following table sets forth information regarding beneficial ownership by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 208, Encino, California 91316.

                                                     NUMBER OF        PERCENTAGE
TITLE OF CLASS    NAME AND ADDRESS                   SHARES           OWNERSHIP
--------------    -----------------------------      ----------       ----------

Common stock      Buddy Young (1)                    10,084,000          0.0944%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Stephen Albright (2)                  600,000          0.0056%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      David Leedy (3)                        60,000         0.00056%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Dennis Spiegelman (3)                  60,000         0.00056%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common stock      Howard Young (4)                      420,000          0.0039%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

Common Stock      Mel Powell (5)                            -0-             -0-%
                  17337 Ventura Blvd., Ste. 208
                  Encino, CA  91316

All officers and directors
as a group (6 persons)                               11,224,000           0.105%
--------------------------

Common stock      Worldwide Venture                   6,250,000            5.85%
                  Capital Corp.
                  1847 Collier Parkway
                  Lutz, Florida  33549

Common stock      Terence Philip Ramsden (6)         60,470,000           56.64%
                  1 Mark Road
                  Hemel Hempstead
                  Herts
                  HP 2 7BN

Common stock      Robert Stevens (6)                 27,500,000           25.76%
                  1 Mark Road
                  Hemel Hempstead
                  Herts
                  HP 2 7BN

--------------------------
(1) All of the shares directly owned by the Young Family Trust ("Trust") and thus beneficially owned by Buddy Young and his wife, Rebecca Young, who, as co-trustees of the Trust, share voting and investment power over the shares. Buddy Young is a director, the chief executive officer and the chief financial officer of the Company.
(2)      Director, Vice President and Secretary
(3)      Director
(4)      Howard Young is a Vice President and the son of Mr. Buddy Young.
(5)      Director
(6)      Officer and Director of Dematco Limited

Items 7, 8, 9, and 10 to 14A  N/A

Item 11 to 14A, Authorization or Issuance of Securities Otherwise than for Exchange.

         (a) Title and Amount of Securities Authorized. On February 27, the Company filed a Certificate of Amendment to Certificate of Incorporation with the Delaware Secretary of State (the "Amendment"). The Amendment increased the authorized number of shares of the Company's common stock from Twenty Five Million (25,000,000), par value $0.001 to Two Hundred Million (200,000,000), par value $0.001 per share. The purpose of this information statement is to provide the Company's shareholders with the required notice of the increase in the authorized shares of common stock of the Company.

         (b) Terms of the Securities. The Company has only one class of stock, common stock, par value $0.001 per share. The increase in the authorized number of shares of the Company's common stock has not changed any shareholder rights, including voting rights. Title 8, Chapter 1, Section 102, subparagraph
(b)(3) of the General Corporation Law of the State of Delaware (the Company's state of incorporation) states: "No stockholder shall have any preemptive right to subscribe to an additional issue of stock or to any security convertible into such stock unless, and except to the extent that, such right is expressly granted to such stockholder in the certificate of incorporation." The Company's Certificate of Incorporation, as amended, does not provide for or grant the Company's stockholders any preemptive rights. Accordingly, none of the Company's stockholders has a preemptive right to purchase shares of the Company's stock when it is offered to third parties.

         (c) Description of Potential Transaction with Dematco Limited The material reason that the Company filed the Amendment to increase its number of authorized shares of common stock is to have an adequate number of authorized shares of common stock available for issuance in the event the Company elects to purchase up to all the remaining Ninety-Two percent (92%) of Dematco's issued and outstanding shares. The Company already owns Eight percent (8%) of the issued and outstanding stock of Dematco.

         As previously disclosed, when the Company obtained Eight percent (8%) of Dematco's issued and outstanding shares from Dematco's shareholders, the Company received an option from each of Dematco's shareholder to purchase up to all of the remaining issued and outstanding equity (the 92%) of Dematco held by them. The options are exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction. The purchase price for the remaining Ninety Two percent (92%) of Dematco's common stock will be $1.00 per share to be paid by the Company's common stock, the value of which will be set at the market price of the Company's common stock at the close on the date that the Company exercises its option.

         The Company does not anticipate that authorization, by a vote of the shareholders, will be solicited prior to any issuance of shares.

         (d) Reasons for Authorization/Issuance and General Effect Thereof. The reason for the increase in the number of authorized shares of the Company's common stock is to have shares available for issuance in the event the Company exercises its options to purchase up to all of the remaining Ninety-Two percent (92%) of Dematco's issued and outstanding shares from Dematco's shareholders. There is no effect on the Company or its shareholders as a result of the increase of authorized shares. However, in the event the Company exercises its option, whether in whole or in part, the immediate impact would be to dilute the percentage interests held by the Company's shareholders prior to the exercise. As noted above, the Company has the option to purchase up to all of the remaining outstanding stock of Dematco. While the Company cannot confirm the price of its shares to be issued in an exchange with the Dematco stockholders, the Company estimates that its stockholders of record will be diluted by at least seventy five percent (75%). While the stockholders will be subjected to a substantial dilutive impact from the purchase of Dematco, the number of shares held will not be reduced.

         The exercise of it's option to purchase up to all the remaining Ninety Two percent (92%) of Dematco's issued and outstanding shares would result in the change of control of Registrant. The major implication from such a change in control would be that Registrant's management and core business would become that of Dematco, and that the Company's current business of producing and distributing workforce training videos would be sold.

         (e) Financial and Other Information. The Company's financial information is disclosed in its Forms 10-KSB and Forms 10-QSB filed with the Commission. Copies of those reports are being delivered along with this Schedule 14 C and incorporated herein by this reference. For a specific list of which documents and reports are incorporated by reference and enclosed herewith see "Additional Information and Documents Included by Reference" on page 35.

         PLEASE BE AWARE THAT NEITHER YOUR VOTE NOR YOUR PROXY IS BEING REQUESTED AND THAT NO MEETING OF THE SHAREHOLDERS HAS BEEN SET OR IS BEING CALLED.

Item 12. Modification or Exchange of Securities   N/A

Item-13. Financial and Other Information. The information to be supplied in this
Item 13 is provided under Item 11(e) above and the documents incorporated herein by reference. See "Additional Information and Documents Included by Reference" on page 35.

Item 14. Mergers, Consolidations, Acquisitions and Similar Matters

(b).(1) Summary of Terms. On Monday, March 20, 2006, the Company closed a transaction with Dematco Corporation, a United Kingdom corporation ("Dematco"). The Company in a 5 for 4 stock exchange issued 6,464,000 of its common stock for 8,080,000 shares of Dematco's equity. The 8,080,000 shares of Dematco's common stock equal eight percent (8%) of Dematco's total issued and outstanding equity. In addition, the Company received an option to purchase up to all of the remaining issued and outstanding equity of Dematco. The option is exercisable up to and including February 28, 2007, the one year anniversary of the effective date of the transaction. The purchase price for the remaining Ninety Two percent (92%) of Dematco's common stock will be $1.00 per share to be paid by the Company's common stock, the value of which will be set at the market price of the Company's common stock at the close on the date that the Company exercises its option. Dematco does not possess an historical cost analysis regarding the determination of a value of its technology. Consequently, the establishment of a $1.00 per share price for Dematco's common stock was not an attempt to set a value for that stock. The parties were required to set a benchmark for the exercise of the option granted to the Company. The parties negotiated at arm's length and agreed to set the price of Dematco's common stock at $1.00 per share and to set the Company's price at the market price on the date on which the Company exercises its option. Accordingly, setting the Dematco share price was not intended to reflect the current value of Dematco's dematerialization process or its business potential. Instead it provides a necessary component of the exercise of option formula. The $1.00 value for the Dematco shares to be purchased if the option is exercised, whether in whole or in part, was established as a result of an arms-length negotiation between the parties, and does not necessarily reflect the current value of Dematco's dematerialization process or its business potential. The Company is increasing its number of authorized shares of common stock so that it will have a sufficient number of shares available for issuance should the Company exercise its option to acquire up to all the remaining Ninety Two percent (92%) of Dematco Limited.

         The Company will record its 8.0% investment in Dematco at the par value of the shares issued, or a total of $6,464. If the Company exercises its option to acquire the remaining shares, the transaction will be recorded as a recapitalization of the Company and, accordingly, the assets of Dematco will be recorded at their historical cost basis.

(b).(2) Contact Information - Company. The contact person for the Company is Buddy Young, President and Chief Executive Officer. The Company's address is 17337 Ventura Boulevard, Suite 208 Encino, California 91316. The phone number is
(818) 784-0040.

         Contact Information - Dematco. The contact person for Dematco is Jacqui Nunn, Dematco's Secretary. Dematco's address is 1 Mark Road, Hemel Hemstead, Hertfordshire, England HP2 7BN. The phone number is 441442262471.

(b).(3) Business Conducted - Company. The Company's business is the development, production and distribution of management and general workforce training videos for use by businesses throughout the world. In addition to the distribution of videos produced by the Company, the Company markets and distributes training videos for other producers. The Company has a production agreement with The Hathaway Group which provided for the joint production of a series of six (6) corporate training videos based on either classic Hollywood motion pictures or historical world events. Among the videos completed under the agreement, and that are still being distributed by the Company are: (i) THE CUBAN MISSILE CRISIS: A CASE STUDY IN DECISION MAKING AND ITS CONSEQUENCES, a training video is based on the decision making process of President Kennedy and his Cabinet during the Cuban missile crisis; (ii) OWN IT (i.e., "own" your job) which focuses on four themes in the workplace; (a) caring about what you do; (b) going above and beyond; (c), being a team player; and (d) being proud of what you do and where you do it; (iii) HOW DO YOU PUT A GIRAFFE INTO A REFRIGERATOR? is an animated short that is used as a meeting opener to stimulate the thinking of the participants; and, (iv) TEAMSPEAK: HOW TO ASK POSITIVE QUESTIONS, which features John O'Hurley (who portrayed Mr. Peterman on SEINFELD) and addresses the importance of asking positive questions to generate productivity at meetings. Two other videos produced under the agreement with the Hathaway Group are no longer in distribution, due to the expiration of license agreements covering the use of film clips utilized in these videos.

         The production agreement with the Hathaway Group scheduled to expire in December 2005, was extended through June 30, 2007, providing for the production of three new corporate training videos. All other terms remain the same. Although there are currently no videos in production under this agreement, we are in the process of reviewing potential projects for production later this year.

         The Company has non-exclusive distribution agreements with a number of distributors to market and sell videos. The material terms of the Company's various agreements with video suppliers

(which consist of distributors and producers) are very similar. Generally, these agreements grant the Company the right to sell the supplier's video training products on a non-exclusive basis and are subject to a negotiated terms and renewal periods, sales territory; confirmation of our independent contractor relationship, sales commissions: and, in some instances, minimum monthly sales. Further discussion of the Company's business operations may be found in its reports to the Securities & Exchange Commission on Forms 10-KSB and Forms 10-QSB.

         Business Conducted. Dematco is a UK registered private company, based in Geneva that provides proprietary dematerialization services to the securities industry. The Company provides these services pursuant to an agreement with SBP, (Societe Bancaire Privee), a Geneva based federal bank. SBP is a worldwide clearer and provider of depository facilities for all manner of financial instruments.

         Dematco Limited and Societe Bancaire Privee SA entered into an Agreement dated April 3rd, 2006. Dematco agreed to provide its "dematerialization" technology to Societe and Societe agreed to provide its administrative support to Dematco's "dematerialization" business. The parties will devote six (6) months to develop a viable business which is capable of providing the dematerialization process to the "private equity into trading platform" aka the PETs system. The dematerilization process provides for the electronic issuance, transfer and maintenance of securities, both public and private. Societe will charge only third party costs borne by Societe. Thereafter Dematco and Societe will split revenues on a 70/30 basis, with 70 percent going to Dematco and 30 percent to Societe Bancaire Privee. Assuming the parties create a marketable product within six (6) months, the initial term of the agreement will be for five (5) years, subject to termination on one (1) year's notice.

         On February 28, 2006, the Company issued a zero percent convertible debenture to Societe Bancaire Privee, S.A., ("Societe"), and received $500,000. The convertible debenture calls for the principal sum to be paid on or before March 31, 2009 without interest. The convertible debenture was made pursuant to an exemption from registration in reliance on Section 4(2) of the Act. In addition to the debenture being restricted as to transfer, the shares of the Company's common stock underlying the debenture are not registered and would be issued with a restriction on transfer legend. The convertible debenture expressly states that the Company is under no obligation to register either the debentures or the underlying shares with the Commission. At any time prior to the maturity date and after March 31, 2006, Societe shall have the right and option to convert the principal balance of Five Hundred Thousand Dollars ($500,000) into Eight Hundred Thirty Three Thousand (833,000) shares of common stock in the Company, par value $0.001 per share, restricted as to transfer (the "Shares") based upon a conversion rate of One Thousand Six Hundred Sixty Six (1,666) shares for every One Thousand Dollars ($1,000) of the Principal Amount. These may be converted in whole or in part. The conversion rate is not subject to any further or other adjustments. Based on the nature of this instrument having a zero percent rate and a "beneficial conversion feature", we determined the relative fair value of each component of this instrument. We determined that a fair rate of interest for this type of debt for a company in our financial position would be approximately 20.0%. We therefore imputed an interest rate of 20.0%. We then determined the fair value of the beneficial conversion option using the Black Scholles model. The relative fair value of this conversion option represented approximately 79% of the total instrument, thus resulting in a large discount on the original debenture.

         Additionally, on June 6, 2006 Societe Bancaire Privee purchased 59,524 restricted shares of the Company's common stock at Eighty-Four cents ($0.84) per share. The sale was made in reliance on Section 4(2) of the Act. The Company received fifty thousand dollars ($50,000) from the sale of these shares. Other than as disclosed above, there are no other relationships between the Company and Dematco or Societe Bancaire Privee.

         Other than the transactions described above, there are no other negotiations, material contracts agreements, arrangements or understanding between the Company, including its affiliates, and any other person or entity regarding a merger, consolidation, acquisition, tender offer, election of the officers or sale or transfer of a material amount of assets of the Company.

         Dematerialization is the digital process of eliminating physical certificates for securities and other negotiable instruments. Dematerialized instruments are not on paper and no certificate exists. They are maintained in the form of entries in the books of stock transfer agents and depositories. Essentially, unlike the traditional method of possessing a share certificate as proof of ownership of shares, in the demat system, the shares are held in a dematerialized form as a record of security ownership. The SIA (Securities Industry Association) defines "Dematerialization" as "the process of eliminating physical certificates as a record of security ownership, or where ownership of the security exists only as an accounting record. Dematerialization eliminates certificates, replacing them with electronic ownership records. The goal of dematerialization is to facilitate paperless transactions, which streamlines processing, lowers costs and reduces the risk associated with lost, stolen or counterfeit certificates.

         Historically, investors had two choices for holding equities: 1) in street name in an account with a brokerage firm or bank-custodian or 2) ownership on the books of the issuer and a physical certificate personally held by the investor.

         Through dematerialization, which is also referred to as the Direct Registration System (DRS), investors will have a third option: shares directly registered on the books of the issuer without holding a certificate.

         DRS was developed at the direction of the Securities and Exchange Commission as an alternative for securities ownership. Under DRS, the security is registered on the books of the Transfer Agent without the need for a physical certificate. This is commonly referred to as "book entry."

         Under DRS, investors receive transaction advises and periodic account statements. It provides for the electronic movement of securities between the Investor's account on the books of the transfer agent and the Investor's broker-dealer.

         The State of Delaware has recently changed their statutes to permit book-entry only stock ownership. Company's incorporated in the State now have the option of eliminating certificates altogether by their participation in DRS.

(b).(4) Terms of Potential Transaction Company. The Company has the option, through February 28, 2007, to purchase all or a part of the issued and outstanding equity of Dematco. The Company is not under any obligation to purchase that equity. Whether the Company purchases any further stock in Dematco is contingent upon the Company's decision to do so. There are no minimum, maximum, or mandatory terms or conditions which dictate the Company's decision. If the Company purchases a portion of Dematco's outstanding stock, then each of Dematco's shareholders will sell a proportionate share of the Dematco stock owned by them. The exercise price for the Company's purchase of Dematco stock will be based upon a value of $1.00 per of Dematco stock to be paid by the Company's common stock, the value of which will be the market value of the Company's common stock at close of trading on the date on which the Company elects to exercise the option.

         The Company is increasing its number of authorized capital stock in order to have shares of common stock available for issuance in the event the Company elects to exercise the option.

         In the event that the Company does exercise it's option, the Company will issue new shares of its common stock to the Dematco shareholders. The
Company expects to issue restricted stock. The Company is not under any obligation, either pre-exercise or post-exercise, to register any of the shares of its common stock to be issued to Dematco. If the Company purchases all of the shares of Dematco, then Dematco would become a wholly owned subsidiary of the Company. In that event, the Company anticipates that such an event will have a material effect on the recapitalization of the Company, and the shareholders of Dematco would collectively own a majority of Registrant's issued and outstanding common stock resulting in the change of control of Registrant. The major implication from such a change in control would be that Registrant's management and core business would become that of Dematco, and that the Company's current business of producing and distributing workforce training videos would be sold.

         There is no consideration that will be issued to, paid to or delivered to the Company's shareholders.

         The reason for entering into an agreement with Dematco is to provide the Company an opportunity to acquire an eight percent (8%) interest in Dematco. Management believes that Dematco is well positioned to take advantage of the recent move within the securities industry towards eliminating physical stock certificates as proof of security ownership. Additionally, the agreement gives the Company the option to acquire the remaining ninety two percent (92%) of Dematco, should the Company decide that it is in the best interest of its shareholders to change its core business. Dematco is engaged in the business of electronic digitizing of all forms of securities, whether listed, private or simply to be able to trade and clear in electronic form. No vote of the Company's shareholders is required for the Company to make the decision to exercise the option to purchase all or a portion of Dematco's outstanding equity.

         There are no differences in the rights of any of the Company's stockholders. The Company has authorized only one class of stock, which is common stock, par value $0.001 per share and every share has the same rights. While the acquisition of Dematco will not change any shareholder rights, there would be substantial dilution resulting from the issuance of shares to acquire the remaining ninety two percent (92%) of Dematco.

         The  Company  is  not  aware  of  any  material   federal   income  tax
consequences of the acquisition of Dematco.

(b).(5)  Regulatory Approvals. None

(b).(6) Reports, opinions and appraisals. No report, opinion or appraisal materially relating to the transaction has been received from an outside party.

(b).(7) Past contracts, transactions and negotiation. All contracts, transactions and negotiations between the Company and Dematco are disclosed in this Information Statement and the Company's Form 8-K Current Reports filed with the Commission on February 8, 2006 and March 22, 2006. Other than the direct relationship between Registrant and Dematco, there are no negotiations or material contracts regarding a "merger, consolidation, acquisitions, tender offer, election of directors of transfer of a material amount of assets of Dematco" between the affiliates of Dematco and Registrant.

         With regard to transfer or voting of securities, joint ventures, loans, option arrangement, puts, calls guaranties, proxies, consents or authorizations, the only past contract between Registrant and an affiliate is Registrant's loan from Buddy Young, Registrant's President and majority shareholder. Mr. Young has agreed to lend up to $600,000 to Registrant, with interest on the outstanding amount to be calculated at 8% per annum, through December 31, 2006. Repayment is to be made when funds become available to Registrant, with the outstanding balance of principal and interest due no later than June 30, 2007. Currently, Registrant is indebted to Mr. Young in the amount of $119,988 in principal and interest. The loan agreement and note are secured by all Registrant's right, title and interest in and to our video productions and projects, regardless of their state of production, including all related contracts, licenses, and accounts receivable.

(b).(8) Selected Financial Data. By this reference, the Company hereby incorporates the financial information contained in its Form 10-KSB for the fiscal year ended May 31, 2005, filed with the Commission on August 29, 2005, as amended by Form 10-KSB/A filed on March 22, 2006, its Form 10-QSB for the quarter ended August 31, 2005, filed on October 11, 2005 and amended by Form 10-QSB/A filed on March 22, 2006, Form 10-QSB for the quarter ended November 30, 2005, filed on January 12, 2006, and amended by Form 10-QSB/A filed on March 22, 2006 and Form 10-QSB for the quarter ended February 28, 2006, filed on April 17, 2006.

(b).(9) Pro Forma Selected Financial Data. No one is attempting to acquire the Company. Accordingly, no such information is applicable.

(b).(10) Pro Forma Information. N/A, however we are providing below audited financial statements for Dematco Limited

(b).(11)  Financial Information.  N/A

(c).(1) Information About the Parties to the Transaction Acquiring Company. Further information regarding the Company, including financial information, is disclosed in its Forms 10-KSB and Forms 10-QSB filed with the Commission. Those reports are incorporated herein by this reference. For a specific list the documents and reports which are incorporated by reference see "Additional Information and Documents Included by Reference" on page 35.(c).(2).

         Information About the Parties to the Transaction (Potentially) Acquired Company. The audited Financial Statements of Dematco Limited are attached hereto as Appendix "A."

Items 15, 16, 17 & 18, to 14A  N/A

Item 19, Amendment of Charter, Bylaws or Other Documents

         On February 25, 2006, the Company's shareholders adopted a resolution authorizing the Company's Board of Directors and Officers to amend the Company's Articles of Incorporation (or charter) increasing the number of shares of common stock of the Company from Twenty Five Million (25,000,000) to Two Hundred Million (200,000,000)(the "Amendment"). A Certificate of Amendment to Articles of Incorporation increasing the number of shares of common stock authorized by the Company was filed with the Delaware Secretary of State on February 27, 2006.

         The only effect of the Amendment will be to increase the number of shares of common stock authorized by Registrant. The Amendment does not contain any anti-takeover or similar proposals or other terms, conditions or provisions regarding the shares. Accordingly, other than an increase in the number of authorized shares, there are no effects, general or otherwise, resulting from the Amendment.

         The primary reason that Registrant filed the Amendment was and is to increase the number of authorized shares of common stock so that Registrant will have an adequate number of authorized shares of common stock available for issuance in the event Registrant elects to purchase additional shares of Dematco.

Items 20, 21 & 22   N/A

ITEM 2 TO SCHEDULE 14C, Statement that Proxies are not being solicited

         We Are Not Asking You for a Proxy and You Are Not Requested to Send Us a Proxy.

ITEM 3 TO SCHEDULE 14C, Interests of Certain Persons in or opposition to matters to be acted upon

         The increase in the number of authorized shares of common stock of Registrant is expected to provide Registrant with the ability to purchase up to all the remaining outstanding shares of Dematco. Other than providing Registrant with this ability, none of Registrant's officers, directors or affiliates (or associates thereof) have any interest, direct or indirect, by security holdings or otherwise, in the increase of authorized shares of common stock.

         No matter is being submitted to the shareholders for a vote. A majority of Registrant's shareholders have already approved the Amendment, Registrant's Board of Directors unanimously approved the Amendment, Registrant is not seeking a vote on the Amendment by this Schedule 14C, and the Amendment has already been filed with the Delaware Secretary of State. As a result, none of Registrant's directors has informed Registrant, in writing or otherwise, that he intends to oppose or object to the Amendment.

         Should Registrant exercise it's option and purchase up to all the remaining Ninety Two percent (92%) of Dematco's issued and outstanding shares, then the shareholders of Dematco would collectively own a majority of Registrant's issued and outstanding common stock. In that event, the percentage of equity owned by Registrant's current shareholders would be substantially diluted. With such a dramatic change in the equity ownership of Registrant, the acquisition of Dematco would result in the change of control of Registrant. The major implication from such a change in control would be that Registrant's management and core business would become that of Dematco, and that the Company's current business of producing and distributing workforce training videos would be sold.

         The increase in the number of shares of Registrant's common stock will not have an impact on the "2006 Employees-Consultants Stock Compensation Plan of Advanced Media Training, Inc." (the "Plan"). Pursuant to the Plan and Form S-8 Registration Statement, Registrant registered and issued 200,000 shares of its common stock in January, 2006. On February 3, 2006, these 200,000 shares were subject to a forward six for one stock split. No other shares have been issued under the Plan. Consequently, while the increase in authorized common stock will make additional stock available for issuance under the Plan, the increase in shares will not be used to alter or otherwise facilitate the Plan. None of Registrant's officers, directors, or affiliates have any interest in the Plan.

         The following table sets forth information as of February 26, 2006, regarding beneficial ownership of the Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common

Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and other executive officers of the Company and (iv) the Company's executive officers and directors as a group. Unless otherwise indicated, the address of each stockholder listed in the table is 17337 Ventura Boulevard, Suite 208, Encino, California 91316.

                                                                PERCENTAGE
NAME AND ADDRESS                NUMBER OF SHARES                 OWNERSHIP
---------------------           ----------------                ----------
Buddy Young (1)                     10,084,000                      58.26%
Stephen Albright (2)                   600,000                       3.47%
David Leedy (3)                         60,000                        .35%
Dennis Spiegelman (3)                   60,000                        .35%
Howard Young (4)                       420,000                       2.42%
Mel Powell (5)                             -0-                        -0-%

All officers and directors
as a group (6 persons)              11,224,000                      64.84%

--------------------------
(1) All of the shares directly owned by the Young Family Trust ("Trust") and thus beneficially owned by Buddy Young and his wife, Rebecca Young, who, as co-trustees of the Trust, share voting and investment power over the shares. Buddy Young is a director, the chief executive officer and the chief financial officer of the Company.
(2)      Director, Vice President and Secretary
(3)      Director
(4)      Howard Young is a Vice President and the son of Mr. Buddy Young.
(5)      Director

ITEM 4 TO SCHEDULE 14C, Proposals by security holders

         None of the Company's security holders has submitted any proposals to the Company.

ITEM 5 TO SCHEDULE 14C, Delivery of documents to security holders sharing an address

         Each security holder will be sent a copy of this Information Statement, even if sharing an address with another security holder.

         The Company's current office is 17337 Ventura Boulevard, Suite 208 Encino, California 91316. The phone number is (818) 784-0040. Any security holder who wishes to notify the Company of that security holder's desire to continue to receive a separate Information Statement or to receive a single Information Statement at an address shared by multiple security holders may contact the Company at its address and/or phone number with such request.

By Order of the Board of Directors

/s/ Buddy Young
------------------------------------------------
BUDDY YOUNG, President & Chief Executive Officer
Encino, California
July ___, 2006

                                  APPENDIX "A"
                             FINANCIAL STATEMENTS OF
                                 DEMATCO LIMITED

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Dematco Limited (A development stage company) Las Vegas, Nevada

We have audited the accompanying balance sheet of Dematco Limited (A development stage company) as of March 31, 2006 and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2006, the year ended December 31, 2005 and from inception on November 1, 2005 through March 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dematco Limited (A development stage company) as of March 31, 2006 and December 31, 2005 and the results of its operations and its cash flows for the three months ended March 31, 2006, the year ended December 31, 2005 and from inception on November 1, 2005 through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered
---------------------------------
Moore & Associates Chartered
Las Vegas, Nevada
June 8, 2006
Except for note 7 - July 18, 2006

               2675 S. JONES BLVD. SUITE 109, LAS VEGAS, NV 89146
                       (702) 253-7511 FAX (702) 253-7501

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                             RESTATED BALANCE SHEETS

                                                        March 31,   December 31,
                                                           2006          2005
                                                        ---------     ---------

                           ASSETS

  Current Assets
      Cash .........................................    $  20,764     $  25,470
                                                        ---------     ---------

      Total Current Assets .........................       20,764        25,470
                                                        ---------     ---------

      Fixed Assets .................................        --            --
                                                        ---------     ---------

  Total Assets .....................................    $  20,764     $  25,470
                                                        =========     =========


            LIABILITIES AND STOCKHOLDERS' EQUITY

  Current Liabilities
      Notes Payable to Shareholders ................    $  22,834     $  26,899
                                                        ---------     ---------

      Total Liabilities ............................       22,834        26,899
                                                        ---------     ---------

  Stockholders' Equity

      Common Stock, authorized 1,000,000,000
      shares, par value $0.00573, issued
      and outstanding on March 31, 2006 and
      December 31, 2005 is 101,000,000 shares ......    1,762,450     1,762,450

      Additional Paid-in Capital ...................   (1,762,450)   (1,762,450)

      Retained Deficit .............................       (2,080)       (1,412)

      Gain/(Loss) on Currency Translation ..........           10           (17)

      Total Stockholders' Equity ...................       (2,070)       (1,429)
                                                        ---------     ---------

  Total Liabilities and Stockholders' Equity .......    $  20,764     $  25,470
                                                        =========     =========


         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS

                                                        November 1,      November 1,
                                      Three Months         2005             2005
                                          Ended       (Inception) to     (Inception)
                                        March 31,       December 31,     to March 31,
                                          2006             2005              2006
                                      -------------    -------------    -------------
Income
    Consulting Revenue ............   $        --      $        --      $        --

Operating Expenses
    General and Administrative ....             668            1,412            2,080
                                      -------------    -------------    -------------
    Total Expenses ................             668            1,412            2,080
                                      -------------    -------------    -------------
    Net Loss from Operations ......            (668)          (1,412)          (2,080)
                                      -------------    -------------    -------------
Other Comprehensive Income/(loss)
    Currency Translation ..........              27              (17)             (10)
                                      -------------    -------------    -------------

Comprehensive Income/(loss) .......   $        (641)   $      (1,429)   $      (2,070)
                                      =============    =============    =============

Basic and Diluted
    (Loss) per Share ..............               a                a                a
                                      -------------    -------------    -------------
Weighted Average
   Number of Shares ...............     101,000,000       99,344,262       99,344,262
                                      -------------    -------------    -------------

a = less that ($0.01)


         The accompanying notes are an integral part of these statements

                                DEMATCO LIMITED
                         (A Development Stage Company)

                       STATEMENT OF STOCKHOLDERS' EQUITY

              From November 1, 2005 (Inception) to March 31, 2006

                                         COMMON STOCK                                                         TOTAL
                                   -------------------------     PAID-IN      CURRENCY       RETAINED        EQUITY
                                     SHARES        AMOUNT        CAPITAL     TRANSLATION     (DEFICIT)      (DEFICIT)
                                   -----------   -----------   -----------   -----------    -----------    -----------
Common Shares issued to Founders
   for Intangibles at $0.00573
   per share ...................   101,000,000   $ 1,762,450   $(1,762,450)  $      --      $      --      $      --

Currency Translation ...........          --            --            --              17           --              (17)

Net (Loss) .....................          --            --            --            --           (1,412)        (1,412)
                                   -----------   -----------   -----------   -----------    -----------    -----------

BALANCE, DECEMBER 31, 2005 .....   101,000,000     1,762,450    (1,762,450)          (17)        (1,412)        (1,429)

Currency Translation ...........          --            --            --             (27)          --              (27)

Net (Loss) .....................          --            --            --            --             (668)          (668)
                                   -----------   -----------   -----------   -----------    -----------    -----------

BALANCE, MARCH 31, 2006 ........   101,000,000   $ 1,762,450   $(1,762,450)  $        10   $     (2,080)   $    (2,070)
                                   ===========   ===========   ===========   ===========    ===========    ===========


         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                            STATEMENTS OF CASH FLOWS

                                                                  November 1,
                                                        Three         2005      November 1,
                                                        Months    (Inception)      2005
                                                        Ended          to      (Inception)
                                                       March 31,  December 31,  to March 31,
                                                         2006         2005         2006
                                                      ---------    ---------    ---------
Operating Activities
      Net (Loss) ..................................   $    (668)   $  (1,412)   $  (2,080)
      Adjustments to reconcile Net (Loss)
         Currency Translation .....................          27          (17)          10
      Changes in Operating Assets and Liabilities
         (Increase)/Decrease in Accounts Receivable        --           --           --
         Increase/(Decrease) in Accounts Payable ..        --           --           --
                                                      ---------    ---------    ---------

      Net Cash Provided by Operating Activities ...        (641)      (1,429)      (2,070)
                                                      ---------    ---------    ---------

  Investment Activities
      Equipment Purchase ..........................        --           --           --
                                                      ---------    ---------    ---------

      Net Cash (Used) by Investment Activities ....        --           --           --
                                                      ---------    ---------    ---------

  Financing Activities
      Proceeds/(Payments) - Shareholder Notes .....      (4,065)      26,899       22,834
                                                      ---------    ---------    ---------

      Net Cash Provided by Financing Activities ...      (4,065)      26,899       22,834
                                                      ---------    ---------    ---------

  Net Increase in Cash ............................      (4,706)      25,470       20,764

  Cash, Beginning of Period .......................      25,470         --           --
                                                      ---------    ---------    ---------

  Cash, End of Period .............................   $  20,764    $  25,470    $  20,764
                                                      =========    =========    =========

  Supplemental Information:
      Interest Paid ...............................   $    --      $    --      $    --
      Income Taxes Paid ...........................   $    --      $    --      $    --



         The accompanying notes are an integral part of these statements

                                 DEMATCO LIMITED
                          (A Development Stage Company)

                     NOTES TO RESTATED FINANCIAL STATEMENTS
                     (MARCH 31, 2006 AND DECEMBER 31, 2005)

NOTE 1.  GENERAL ORGANIZATION AND BUSINESS

Dematco Limited (the Company) is a United Kingdom registered private company based in Geneva that provides proprietary dematerialization services to the securities industry. The Company was established in November 2005.

On March 20, 2006, owners of Dematco entered into an agreement to sell eight percent (8%) of its issued and outstanding shares to Advanced Media Training, Inc. with a one-year option to sell the remaining 92% equity of the Company.

The Company specializes in document dematerialization. Dematerialization is the digital process of eliminating physical documents and replacing them with electronic ownership records.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

ACCOUNTING BASIS

The statements were prepared following generally accepted accounting principles of the United States of America consistently applied.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all short-term liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The company maintains its financial records using British Pounds and has converted all amounts into United States dollars for the purposes of these statements. Balance sheet accounts including amortization were converted using the December 30, 2005 rate. Income statement accounts were converted using the average rate for November and December 2005.

EQUIPMENT

Equipment is stated at cost. Currently the Company owns no equipment.

NOTES PAYABLE - RELATED PARTY

The note payable is a loan from a director, is a no interest demand note in the amount of $8,727.

REVENUE RECOGNITION

Revenue Recognition. Our policy is to recognize revenues in accordance with Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements, as amended by SAB 101A and 101B ("SAB 101") and Staff Accounting Bulletin No.104, Revenue Recognition (collectively referred to as "SAB 104") issued by the Staff of the SEC. SAB 104 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the fee is fixed and determinable; and (4) collectibility is reasonably assured.

The Company's revenues will be in the form of payment received as a result of providing clients with the dematerialization of securities or other financial instruments, and will be recognized at the point at which the dematerialization process is completed, and when the securities or other financial instruments are delivered in electronic form to the client. Depending on the financial instrument being dematerialized, the fees charged for the service may be based on a percentage of its face value, or the time necessary to complete the work.

The Company is in its developmental stage, and to date has had no revenues from operations. However, subsequent to the reporting period of these financial statements, the Company has entered into a revenue sharing agreement with Societe Bancaire Privee (SBP), a Geneva, Switzerland based federal bank to dematerialize all manner of financial instruments into electronic form. The Company anticipates receiving revenues from this agreement during subsequent reporting periods.

INCOME TAXES

The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

EARNINGS PER SHARE

Basic earnings per share are computed by dividing net income by the average number of common shares outstanding during the period. Diluted earnings per share takes into consideration the potentially dilutive effect of common stock equivalents, such as outstanding stock options and warrants, which if exercised or converted into common stock would then share in the earnings of the Company. In computing diluted earnings per share, the Company utilizes the treasury stock method and anti-dilutive securities are excluded.

The Company has no outstanding option, warrants or other potential dilutive instruments.

STOCK BASED COMPENSATION

The Company accounts for its stock based compensation based upon provisions in SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. In this statement stock based compensation is divided into two general categories, based upon who the stock receiver is, namely: employees/directors and non-employees/directors. The employees/directors category is further divided based upon the particular stock issuance plan, namely compensatory and non-compensatory. The employee/directors non-compensatory securities are recorded at the sales price when the stock is sold. The compensatory stock is calculated and recorded at the securities' fair value at the time the stock is given. SFAS 123 also provides that stock compensation paid to non-employees be recorded with a value which is based upon the fair value of the services rendered or the value of the stock given, whichever is more reliable. The Company has selected to utilize the fair value of services rendered.

NOTE 3.  GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. The Company is in its development stage and has no source of revenue from operations. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

The Company has survived only through borrowings from shareholders. The company must raise funds or continue borrowings in the near future to survive. There is no assurance that management can find investors or continue borrowings to cover the losses generated.

MANAGEMENT'S PLANS

Management feels that the Company is well positioned to take advantage of the recent move within the securities industry towards eliminating physical stock certificates as proof of security ownership. The Company recently entered into a joint venture with Societe Bancaire Privee

(SBP), a Geneva, Switzerland based federal bank, to process all manner of securities into electronic format. Management expects that this relationship will generate revenue during fiscal year 2007.

On March 20, 2006, owners of Dematco entered into an agreement to sell eight percent (8%) of its issued and outstanding shares to Advanced Media Training, Inc. (AMTI) with and option for AMTI to purchase the remaining 92% equity of the Company within one year.

In the purchase agreement AMTI agreed to purchase 8% or 8,080,000 common shares of the Company ($1.00 per share) per share in return for 6,464,000 common shares of AMTI ($1.25 per share). The agreement includes a one-year option for AMTI to purchase up to the remaining 92% equity (92,920,000 shares) of the Company at $1.00 per share in exchange for AMTI shares at the prevailing market at the time of exercise.

The Company does not receive funding for expansion of its operation during the first stage of this transaction. However, should AMTI exercise its option to purchase the remaining equity the company would become public.

Managements feels that being part of a publicly traded company will give it access to public markets, and thus provide it with broader financing alternatives to raise funds necessary to pursue its business plan. This may include the future sale of equity, or the issuance of debt securities. There are currently no funding commitments from any source.

NOTE 4.  STOCKHOLDERS' EQUITY

COMMON STOCK

Dematco Limited (the Company) is a United Kingdom registered private company based in Geneva. It is authorized 1,000,000,000 common shares at a par value of $0.01745 (1p)

During November 2005 the Company issued 101,000,000 common shares to its founders for unsupported proprietary technology valued at zero.

NOTE 5.  PROVISION FOR INCOME TAXES

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, Accounting for Income Taxes, SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. The total deferred tax asset is $311, as of December 31, 2005, which is calculated by multiplying a 22% estimated tax rate by the cumulative NOL of $1,412. The total valuation allowance is a comparable $1,412.

The provision for income taxes for the period ended December 31, 2005 follows:

         YEAR ENDED DECEMBER 31,                         2005
         -----------------------                      -----------
         Deferred Tax Asset                                   311
         Valuation Allowance                                 (311)
         Current Taxes Payable                               0.00
                                                      -----------
         Income Tax Expense                           $      0.00
                                                      ===========

Below is a chart showing the estimated federal net operating losses and the year in which they will expire.

                  YEAR          AMOUNT         EXPIRATION
                  -----        --------        ----------
                  2005         $  1,412           2025
                               --------
                  Total        $579,250
                               ========

NOTE 6.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement  No.  150  -  ACCOUNTING  FOR  CERTAIN   FINANCIAL   INSTRUMENTS  WITH
CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY (ISSUED 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151 - INVENTORY COSTS - AN AMENDMENT OF ARB NO. 43, CHAPTER 4 (ISSUED 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal as to require  treatment as current period  charges...." This
Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152 - ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS (AN AMENDMENT OF FASB STATEMENTS NO. 66 AND 67)

This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS.

This Statement also amends FASB Statement No. 67, Accounting FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, states that the guidance for
(a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153 - EXCHANGES OF NON-MONETARY ASSETS (AN AMENDMENT OF APB OPINION NO. 29)

The guidance in APB Opinion No. 29, ACCOUNTING FOR NON-MONETARY TRANSACTIONS, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154 - ACCOUNTING CHANGES AND ERROR CORRECTIONS (A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3)

This Statement replaces APB Opinion No. 20, ACCOUNTING CHANGES, and FASB Statement No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The adoption of these new Statements is not expected to have a material effect on the Company's current financial position, results or operations, or cash flows.

NOTE 7.  SUBSEQUENT EVENTS

RESTATEMENT OF FINANCIAL STATEMENTS

The Company  prepared  its  original  financial  statements  based on  incorrect
conversion   rates  and  has  restated  the  financials  using  the  appropriate conversion rates.

Because of non-existing support to properly value the proprietary technology received from the founders their investment has been restated to zero.

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use, in the registrations statement on Schedule 14C Amended #3 of Dematco Limited (A development stage company), of our report dated June 8, 2006 on our audit of the financial statements of Dematco Limited (A development stage company) as of March 31, 2006, and December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2006, the year ended December 31, 2005 and from inception on November 1, 2005 through March 31, 2006, and the reference to us under the caption "Experts."


/S/ MOORE & ASSOCIATES, CHARTERED
---------------------------------
Moore & Associates Chartered
Las Vegas, Nevada
June 8, 2006
Except note 7 restated - July 18, 2006


               2675 S. JONES BLVD. SUITE 109, LAS VEGAS, NV 89146
                        (702)253-7511 FAX (702)253-7501

ADDITIONAL INFORMATION AND DOCUMENTS INCLUDED BY REFERENCE

         Registrant is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission").

         Reports and other information filed by Registrant can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         The following documents as filed with the Commission by Registrant are incorporated herein by reference. In addition, copies of the following listed documents are being delivered to the stockholders along with this Schedule 14C:

1. Quarterly Reports on Form 10-QSB for the quarters ended August 31, 2005; November 30, 2005; and February 28, 2006;

2. Annual Report on Form 10-KSB for the year ended May 31, 2005, as amended; and,

3. Two (2) Form 8-K Current Reports filed with the Commission on February 8, 2006 and March 22, 2006.

                                   UNDERTAKING

         With regard to documents, other than those incorporated herein by reference, which are not delivered to the shareholders, Registrant shall provide, without charge, to each person to whom this Schedule 14C is delivered, upon written or oral request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all such documents This undertaking includes information contained in documents filed subsequent to the date on which definitive copies of this Information Statement are mailed to the shareholders, up to the date of responding to the request.

         Request for documents incorporated by reference should be made to Buddy Young, President of Advanced Media Training, Inc. at its address, 17337 Ventura Blvd., Ste. 208 Encino, CA 91316 or by phone at (818) 784-0040.